SCHEDULE 14C
                                 (RULE 14C-101)

                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Check the appropriate box:

[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))
[X] Definitive Information Statement



                             HIBSHMAN OPTICAL CORP.
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                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X] No fee required

[ ] $125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11


1. Title of each class of securities to which transaction applies:

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2. Aggregate number of securities to which transaction applies:

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3. Per unit price or other underlying value of transaction computed pursuant to
   Exchange Act Rule 0-11

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4. Proposed maximum aggregate value of transaction

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5. Total fee paid

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount Previously Paid:

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(2)    Form, Schedule or Registration Statement No.:

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(3)    Filing Party:

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(4)    Date Filed:

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                             Hibshman Optical Corp.
                                266 Cedar Street
                          Cedar Grove, New Jersey 07009

                    -----------------------------------------
                              INFORMATION STATEMENT
                    -----------------------------------------

                            NOTICE OF ACTION TAKEN BY
                    WRITTEN CONSENT OF MAJORITY SHAREHOLDERS

General

         We are providing this Information Statement to you to inform you that shareholders holding a majority in interest of the common stock of Hibshman Optical Corp. (referred to herein as "we," "us," the "Company," or "Hibshman") have adopted resolutions by written consent that:

         Action No. 1: Adopt and approve an Agreement and Plan of Merger pursuant to which we will reincorporate and reorganize ourselves from the State of New Jersey into the State of Delaware as more fully described below.

         We have established September 23, 2005 as the record date related to the foregoing. Therefore, we are mailing this Information Statement to our shareholders of record as of the close of business on September 23, 2005. We intend to mail this Information Statement to our security holders no later than October 15, 2005.

         This Information Statement is being mailed to you for information purposes only. No action is requested or required on your part.

Shareholders Entitled to Vote

         Holders of our common stock at the close of business on September 23, 2005 were entitled to vote on the action set forth above. On September 23, 2005, we had approximately 41,588,235 shares of common stock issued and outstanding. Each shareholder was entitled to one vote for each share of common stock held by such shareholder.

Results of the Vote

         On the record date, holders of a majority of our outstanding common stock executed a written consent in favor of the actions described above. Each of the foregoing actions was approved by 31,500,000 shares, or 75% of all shares entitled to vote thereon. This consent satisfies the shareholder approval requirement for the proposed actions.

         No action is required by you. The accompanying Information Statement is furnished only to inform you of the corporate actions described above before they take effect in accordance with Rule 14c-2 promulgated under the Securities Act of 1934, as amended (the "Exchange Act"). Pursuant to Rule 14c-2, the foregoing actions will not take effect until a date that is at least 20 days after the date on which this Information Statement has been mailed to you.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                October 11, 2005

                        ACTION NO. 1: THE REINCORPORATION

Purpose of the Reincorporation

         At this time, our purpose is to seek, investigate and, if such investigation warrants, acquire an interest in a business opportunity presented to us by persons or firms that desire to seek the perceived advantages of an Exchange Act registered corporation. In order to facilitate a strategic transaction as contemplated by our current business plan, our Board of Directors has determined that it is in the best interests of the Company and our shareholders to reincorporate and reorganize in the State of Delaware.

         The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws, which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that adopted by our Board and a majority of our shareholders. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to our corporate legal affairs and the activities of our directors. Therefore, we believe reincorporating into the State of Delaware will facilitate our ability to enter into a strategic transaction with a third party.

Mechanics of the Reincorporation

         The Reincorporation will be accomplished as follows: (i) we will form a new Delaware corporation, which will be a wholly-owned subsidiary of ours (sometimes referred to herein as "Delaware NewCo"), (ii) we will merge with and into Delaware NewCo pursuant to an Agreement and Plan of Merger (the "Reincorporation Agreement"), and (iii) following the merger, Delaware NewCo will be the surviving entity and our successor issuer under the Exchange Act.

The Exchange Ratio and Fractional Shares

         Pursuant to the Reincorporation Agreement attached hereto at Appendix A, at the effective time of the merger with Delaware NewCo, each outstanding share of our common stock (the "Old Common Stock") will automatically convert into .01305340 shares of common stock of Delaware NewCo (the "New Common Stock") upon the effective time of the Reincorporation. However, we will not be issuing fractional shares; rather, any registered holder of Old Common Stock as set forth in the records of our transfer agent will receive fifty (50) shares of New Common Stock in lieu of the fractional share resulting from the application of the foregoing exchange ratio. For example, if you are the registered holder of a stock certificate representing 100,000 shares of Old Common Stock before the Reincorporation, you will own 1,355 shares of Delaware NewCo common stock after the Reincorporation (100,000 x .01305340 = 1,305.34, less the fractional share, plus fifty (50) additional shares in lieu of such fractional share = 1,355). Given that the value of any fractional share will likely be small, we believe that this method is preferable to paying cash in lieu of issuing fractional shares. Also, paying cash in lieu of fractional shares would have the effect of cashing out and eliminating any holder of fewer than 77 shares of Old Common Stock.

         Please note that this rounding convention applies solely to the shares represented by outstanding stock certificates held by shareholders of record (including street name holders) as set forth in the records of our tranfer agent. If you hold shares beneficially through a broker/dealer you may not receive the benefit of such rounding.

         IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING OLD COMMON STOCK CERTIFICATES FOR NEW COMMON STOCK CERTIFICATES

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         Shareholders may, however, exchange their certificates through our transfer agent, Olde Monmouth Stock Transfer Co., Inc., 200 Memorial Parkway, Atlantic Highlands, NJ (732) 872-2727, if they so choose.

Consequences of the Reincorporation

         The Reincorporation will result in a change in our legal domicile from New Jersey to Delaware and certain other changes described in this Information Statement. The Reincorporation by itself will not result in any change in our business, management, fiscal year, assets or liabilities. However, subsequent to the closing of the Reincorporation, we currently contemplate entering into a strategic transaction with Somanta Incorporated (the "Somanta Merger Transaction") as described below under the heading, "Somanta Merger Transaction." The following discussion provides an overview of how the Reincorporation, by itself, will affect certain matters.

     Company Name

         We currently contemplate that at the effective time of the Reincorporation, the name of our Company will change from "Hibshman Optical Corp." to "Somanta Pharmaceuticals, Inc."

     Authorized Capital Stock

         Effective upon the Reincorporation, Somanta Pharmaceuticals, Inc. will have 120,000,000 authorized shares of capital stock, 100,000,000 of which will be common stock and 20,000,000 of which will be "blank check" preferred stock.

     Exchange Ratio

         As described above under the heading, "The Exchange Ratio and Fractional Shares," at the effective time of the Reincorporation, each share of Old Common Stock will be exchanged for .01305340 shares of New Common Stock, with each holder of a fractional share resulting therefrom being issued fifty
(50) additional shares of New Common Stock in lieu of such fractional share.

         Please note that this rounding convention applies solely to the shares represented by outstanding stock certificates held by shareholders of record (including street name holders) as set forth in the records of our transfer agent. If you hold shares beneficially through a broker/dealer you may not receive the benefit of such rounding.

     Board of Directors

         Following the Reincorporation, our Board of Directors will continue to consist of the directors holding office prior to the Reincorporation, subject to the completion of the Somanta Merger Transaction described below under the heading "Somanta Merger Transaction."

     Shareholder Rights

         Following the Reincorporation, the rights of our shareholders will be governed by the Certificate of Incorporation of Delaware NewCo, a copy of which is attached hereto as Appendix B, the Bylaws of Delaware NewCo, a copy of which is attached hereto as Appendix C, and the Delaware General Corporation Law (the "DGCL"). These changes will result in certain differences in the rights of our shareholders after the Reincorporation is complete. Please see the section of this Information Statement entitled "Differences in Shareholder Rights" for a discussion of some of these differences.

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     U.S. Federal Income Tax Consequences

         The Reincorporation is intended to be tax free to the Company and our shareholders under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, it is expected that no gain or loss will be recognized by you solely as a result of the Reincorporation, and no gain or loss will be recognized by us or Delaware NewCo. Each former holder of shares of our Old Common Stock will have the same tax basis in Delaware NewCo's New Common Stock received by such holder pursuant to the Reincorporation Agreement as such holder has in the shares of such Old Common Stock held by such holder at the effective time of the Reincorporation. Each stockholder's holding period with respect to the New Common Stock will include the period during which such holder held the shares of our common stock, so long as the latter were held by such holder as a capital asset at the effective time of the Reincorporation. We have not obtained, and do not intend to obtain, a ruling from the Internal Revenue Service with respect to the tax consequences of the Reincorporation.

     Accounting Consequences

         There will be no material accounting consequences for us resulting from the Reincorporation.

Differences in Shareholder Rights

         Our existing Articles of Incorporation and Bylaws are available from us free of charge upon request. Delaware NewCo's Certificate of Incorporation and Bylaws will be substantially in the forms attached to this Information Statement as Appendix A and Appendix B, respectively. The following discussion is only a summary of certain provisions and differences in shareholder rights resulting from the Reincorporation and does not purport to be a complete description of such similarities and differences. The discussion is qualified in its entirety by reference to the respective corporation laws of New Jersey and Delaware and the full text of the corporate charters and bylaws of each of the constituent entities.

     Certificate of Incorporation

         In general, the Certificate of Incorporation of Delaware NewCo differs from our existing Articles of Incorporation in the following manner. Our existing Articles of Incorporation authorize the issuance of 100,000,000 shares of common stock, par value $.001 per share. The newly formed Delaware entity's Certificate of Incorporation authorizes the issuance of 120,000,000 shares of capital stock total, par value $.001 per share, of which 100,000,000 shares are common stock and 20,000,000 shares of which are "blank check" preferred stock. We currently intend to issue at least approximately 13,697,834 of such common stock in the Somanta Merger Transaction (described below). In addition, we intend to reserve 8,000,000 shares of such common stock for issuance upon exercise of options granted pursuant to the Somanta 2005 Equity Incentive Plan we intend to assume in connection with the Somanta Merger Transaction.

         In addition, our Board of Directors will be authorized to issue our preferred stock in one or more series, having the rights, preferences and privileges as designated by our Board of Directors with no further stockholder approval.

         Shares of the preferred stock could be issued that would have rights with respect to voting, dividends and liquidation that would be superior to those of the New Common Stock. The Board could approve the issuance of preferred stock to discourage attempts by others to obtain control of Delaware NewCo by merger, tender offer, proxy contest or otherwise by making such attempts more costly to achieve.

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         We believe that it is desirable to have a sufficient number of shares of preferred stock available, as the occasion may arise, for possible financings and acquisition transactions and other proper corporate purposes. Having a sufficient number of shares of preferred stock available for issuance in the future would give us greater flexibility by allowing shares of preferred stock to be issued without incurring the delay and expense of a special stockholders' meeting. We are not conducting any negotiations and have no present plans, agreements, or understandings, written or oral, regarding acquisitions or financings involving the issuance of preferred stock.

         The shares of preferred stock generally would be available for issuance without any requirement for further stockholder approval, unless stockholder action is required by applicable law, our governing documents or by the rules of the National Association of Securities Dealers, Inc. or any stock trading medium on which our securities may then be quoted.

         Although the Board will authorize the issuance of shares of preferred stock only when it considers doing so to be in the best interests of stockholders, the issuance of shares of preferred stock may, among other things, have a dilutive effect on the earnings and equity per share of New Common Stock and on the voting rights of holders of shares of New Common Stock. The authorization of preferred stock also could be viewed as having anti-takeover effects. Although we have no current plans to do so, shares of preferred stock could be issued in various transactions that would make a change in control of the Company more difficult or dilute the stock ownership of a person seeking to obtain control. We are not aware of any effort to accumulate shares of New Common Stock or obtain control of the Company by a tender offer, proxy contest, or otherwise, and the Company has no present intention to use the shares of authorized preferred stock for anti-takeover purposes.

         The rights, preferences and privileges of the common stock of Delaware NewCo are substantially similar to the rights, preferences and privileges of our common stock, subject to the differences between the New Jersey Business Corporation Act ("NJBCA") and the DGCL described below and the potential issuance of the preferred stock.

     Significant Differences Between the Corporation Law of New Jersey and Delaware

         In addition to the matters discussed above, Delaware law differs in many respects from New Jersey law. Certain differences that could materially affect the rights of shareholders are discussed below. The following is not an exhaustive description of all differences between the two states' laws and is qualified in its entirety by reference to the respective corporation laws of New Jersey and Delaware.

         Stockholder Approval of Certain Business Combinations. In the last several years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult.

                  Delaware. Under Section 203 of the Delaware General Corporation Law, a Delaware corporation is prohibited from engaging in a "business combination" with an "interested stockholder" for three years following the date such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or that owns, individually or with or through any of its affiliates or associates, 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The three-year moratorium imposed by Section 203 on business combinations does not apply if (a) prior to the date on which such stockholder became an interested stockholder the board of directors of the subject corporation approved either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (b) upon consummation of the transaction that made the person an interested stockholder, the interested stockholder owned at least 85%

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of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether the shares held subject to the plan will be tendered in a tender or exchange offer); or (c) at or subsequent to the date such person or entity became an interested stockholder, the board approved the business combination and it is authorized at the Company's annual or special stockholder meeting by two-thirds of the outstanding voting stock not owned by the interested stockholder. A Delaware corporation may elect not to be governed Section 203. The Certificate of Incorporation of Delaware NewCo does not contain such an election.

                  New Jersey. Under Chapter 10A of the New Jersey Business Corporation Act, a New Jersey corporation is prohibited from engaging in a "business combination" with an "interested shareholder" for five years following the date such person or entity becomes an interested shareholder. With certain exceptions, an interested shareholder is a person or entity who or that owns, individually or with or through any of its affiliates or associates, 10% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The five-year moratorium imposed by Chapter 10A on business combinations does not apply if (a) the board of directors approves the business combination prior to the stock acquisition date of the interested shareholder: (b) the holders of two-thirds of the voting stock of the corporation not beneficially owned by the interested shareholder approve the business combination by affirmative vote at a meeting called for that purpose or (c) (i) in connection with the business combination, the shareholders of the corporation receive the higher of (1) the highest price paid for any shares of common stock of the corporation paid by the interested shareholder during the five years preceding the announcement date or the date the interested shareholder became such, whichever is higher, or (2) the market value of the resident domestic corporation's common stock on the announcement date or the interested shareholder's stock acquisition date, whichever yields a higher price, plus, in either case, interest compounded annually, (ii) the holders of stock other than common stock receive a similarly determined price, taking into account the highest preferential amount per share to which the holders of such shares are entitled if there is a liquidation, dissolution or winding up of the corporation, plus any preferential dividends to which they will be entitled that are not included in the preferential amount, (iii) the consideration to the shareholders is paid in cash or in the same form that the interested shareholder used to acquire the largest block of stock that he acquired, (iv) the holders of all outstanding stock not owned by the interested shareholder received the consideration required by the preceding paragraphs in the business combination, and (v) the interested shareholder did not, subject to certain exceptions, become the beneficial owner of any additional shares of stock of the corporation between his stock acquisition date and the date of consummation of the business combination.

         Classified Board of Directors. A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. Both New Jersey and Delaware law permit, but do not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. Neither the Company's Articles of Incorporation or Bylaws nor the Delaware NewCo Certificate of Incorporation or Bylaws provide for a classified board. The adoption of a classified board of directors in the future by Delaware NewCo will require stockholder approval.

         Removal of Directors
         --------------------

                  Delaware. Under Delaware law, any director or the entire board of directors of a corporation may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors.

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                  New Jersey. Under New Jersey law, directors may be removed, subject to certain qualifications, for cause or, unless otherwise provided in the certificate of incorporation, without cause by an affirmative vote of stockholders entitled to vote for the election of directors.

         Indemnification and Limitation of Liability. New Jersey and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their charters eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability. In general, Delaware law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents, which, among other things, support Delaware corporations in attracting and retaining directors.

                  Delaware. Delaware Law permits a corporation to include a provision in its certificate of incorporation that limits or eliminates the personal liability of a director for monetary damages arising from breaches of his fiduciary duty to the corporation or its stockholders, subject to certain exceptions. The Delaware NewCo certificate of incorporation will eliminate the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently and as it may be amended in the future to the extent such amendment permits broader indemnification. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or
(d) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve Delaware NewCo or its directors from the necessity of complying with federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

                  In effect, under Delaware law, a director of Delaware NewCo could not be held liable for monetary damages to Delaware NewCo or its stockholders for gross negligence or lack of due care in carrying out his or her fiduciary duties as a director so long as such gross negligence or lack of due care does not involve bad faith or a breach of his or her duty of loyalty to Delaware NewCo.

                  New Jersey. New Jersey law permits a New Jersey corporation to include a provision in its certificate of incorporation which eliminates or limits the personal liability of a director or officer to the company or its shareholders for monetary damages for breach of fiduciary duties as a director or officer. However, no such provision may eliminate or limit the liability of a director or officer for any breach of duty based upon an act or omission (a) in breach of the director's or officer's duty of loyalty to the corporation or its stockholders; (b) not in good faith or involving a knowing violation of law; or
(c) resulting in receipt by such person of an improper personal benefit. Under New Jersey law, corporations are also permitted to indemnify directors in certain circumstances and required to indemnify directors under certain circumstances. Under New Jersey law, a director, officer, employee or agent may, in general, be indemnified by the Company if he has acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In addition, under New Jersey law, corporations must indemnify a director to the extent the director had been successful on the merits or otherwise. The Company's existing Articles of Incorporation require the Company, to the extent permitted by law, to defend, indemnify and hold harmless its directors and officers.

         Inspection of Shareholder List. Both New Jersey and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder.

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         Dividends and Repurchases of Shares.
         ------------------------------------

                  Delaware. Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase will not impair the capital of the corporation.

                  New Jersey. New Jersey law prohibits a corporation from paying a dividend to its shareholders if, after giving effect to such dividend, the corporation will be unable to pay its debts as they become due in the usual course of business or the corporation's total assets will be less than its total liabilities. New Jersey law prohibits a corporation from repurchasing or redeeming its shares if: (a) after giving effect to the repurchase or redemption, the corporation will be unable to pay its debts as they become due in the usual course of business or the corporation's total assets will be less than its total liabilities; (b) after giving effect to the repurchase or redemption, the corporation will have no equity outstanding; (c) the redemption or repurchase price exceeded that specified in the securities acquired; or (d) the repurchase or redemption is contrary to any restrictions contained in the corporation's certificate of incorporation.

                  To date, the Company has not paid any cash dividends on its outstanding common stock, and the Company does not anticipate doing so in the foreseeable future.

         Shareholder Voting. In the context of a proposed acquisition, both Delaware and New Jersey law generally require that a majority of the shareholders of both the acquiring and the target corporation approve a statutory merger. In addition, both Delaware and New Jersey law require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

                  Delaware. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

                  New Jersey. New Jersey law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of "voting shares" outstanding immediately after the merger, plus the number of voting shares issuable on conversion of other securities or on exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 40% the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (d) the number of "participating shares" outstanding immediately after the merger, plus the number of participating

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shares issuable on conversion of other securities or on exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 40% the total number of participating shares of the surviving corporation outstanding immediately before the merger.

         Appraisal Rights. Under both New Jersey and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she will otherwise receive in the transaction.

                  Delaware. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and appraisal rights are not available: (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations; or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under Delaware law.

                  New Jersey. Under New Jersey law, dissenting shareholders who comply with certain procedures are entitled to appraisal rights in a merger, consolidation or sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation not in the usual or regular course of business. However, appraisal rights are not provided, unless the certificate of incorporation provides otherwise, when (a) the shares to vote on such transaction are listed on a national securities exchange or held of record by not less than 1,000 holders (or stockholders receive in such transaction cash and/or securities which are listed on a national securities exchange or held of record by not less than 1,000 shareholders or (b) no vote of the corporation's shareholders is required for the proposed transaction.

         Dissolution.
         ------------

                  Delaware. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may the dissolution be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. Delaware NewCo's certificate of incorporation does not contain a supermajority voting requirement.

                  New Jersey. Under New Jersey law, a corporation may be dissolved voluntarily by (a) the written consent of all its shareholders or (b) the adoption by the corporation's board of directors of a resolution recommending that the corporation be dissolved and submission of the resolution to a meeting of stockholders at which meeting the resolution is adopted by a majority of the outstanding shares of the corporation's stock entitled to vote.

         Interested Director Transactions. Under both New Jersey and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under New Jersey and Delaware law.

         Shareholder Derivative Suits. Under both New Jersey and Delaware law, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or if such shareholder's stock thereafter devolved upon such shareholder by operation of law from a person who was a holder at such time. New Jersey law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring a plaintiff shareholder who does not satisfy certain requirements to furnish security. Delaware does not have a similar security requirement.

Appraisal Rights

         You may be entitled to dissenters' rights of appraisal with respect to the Reincorporation. For further information and a description of the procedures to be followed in order to demand appraisal, refer to the Section in this Information Statement entitled "Appraisal Rights and Procedures" below.

                           SOMANTA MERGER TRANSACTION

         As indicated above, our purpose at this time is to seek, investigate and, if such investigation warrants, acquire an interest in a business opportunity presented to us by persons or firms that desire to seek the perceived advantages of an Exchange Act registered corporation. To that end, we are negotiating a possible Agreement and Plan of Merger (the "Somanta Merger Agreement") by and among the Company, Somanta Incorporated ("Somanta"), Delaware NewCo and Somanta Merger Sub, Inc. ("Merger Sub"). The merger contemplated by the Somanta Merger Agreement is subject to a variety of conditions, including, without limitation, the completion of Somanta's due diligence review of the Company, the completion of the Reincorporation, and the affirmative vote of the holders of at least ninety percent (90%) of the outstanding voting stock of Somanta approving the Somanta Merger Transaction. The following is a summary of the business of Somanta and certain proposed terms of the Somanta Merger Transaction and the Somanta Merger Agreement. However, these terms are still being negotiated by the parties and remain subject to such further negotiation and the respective definitive agreements ultimately entered into with the respect to the Somanta Merger Transaction, if any.

Summary of Proposed Somanta Merger Transaction

         The following is a summary only of terms tentatively agreed upon by us and Somanta. It is qualified in its entirely by reference to the more detailed discussion in this Information Statement.

         o We will consummate the Reincorporation after which we will be a Delaware corporation with 570,518 shares of Common Stock outstanding;

         o        Our name will change to Somanta Pharmaceuticals, Inc.

         o We will issue to the shareholders and optionholders of Somanta 15,730,000 shares of common stock or options to purchase our common stock equal to 96.5% of our total outstanding common stock on a fully diluted basis;

         o We will assume the Somanta 2005 Equity Incentive Plan and reserve 8,000,000 shares of common stock for issuance under such plan;

         o We will be authorized to issue an additional 78,302,166 shares of common stock and 20,000,000 shares of preferred stock;

         o        Our business will become the business of Somanta;

         o Our financial statements will become the financial statements of Somanta;

         o Our management will resign and the existing Somanta management and Board will become the management and Board of Somanta; and

         o Following the closing of the Somanta Merger Transaction, we intend to issue an indeterminate number of additional shares of our common stock to investors in connection with a subsequent financing with gross proceeds to us of approximately $10,000,000 to $20,000,000, which will further dilute our existing shareholders.

Somanta Incorporated

         Somanta is a biopharmaceutical company engaged in the development of drugs for the treatment of cancer. Somanta's principal place of business is located at 19200 Von Karmen Avenue, Suite 400, Irvine, CA 92612. Somanta's telephone number is 949-477-8090. Somanta has in-licensed five drug development candidates from academic and research institutions in the United States and Europe designed for use in anti-cancer therapy in order to advance them along the regulatory and clinical pathways toward commercial approval. Somanta intends to obtain approval from the United States Food and Drug Administration ("FDA") and from the European Medicines Evaluation Agency ("EMEA") for each of its products.

         Somanta has two product candidates in the clinical stage of development:

         o Phoenix ("Phoenix") is a radiolabeled humanized monoclonal antibody, targeting the antigen tumor marker known as PEM (polymorphic epithelial mucin) encoded by a gene known as MUC-1. Phoenix is designed to be administered with chemotherapy and to deliver targeted pure high-energy beta radiation with local tissue penetration (5 to 10 mm) and exert a cytotoxic effect.

         o Sodium Phenylbutyrate ("PB") is small molecule chemopotentiator, previously approved for a rare genetic disorder, hyperuremia, which acts as an inhibitor of histidine deacetylase and is non-cytotoxic. PB is designed to be administered in conjunction with radiation and chemotherapy.

         Somanta also has three therapeutic cancer product candidates in the pre-clinical stage of development. These include:

         o Alchemix ("Alchemix"), a cytotoxic small molecule compound, which interrupts all phases of the cell cycle by selective binding to DNA and inhibiting many DNA processing enzymes to overcome drug resistance tumors.

         o Prodrax ("Prodrax"), is a cytotoxic small molecule compound, which is non-toxic in normally oxygenated tissue but becomes highly toxic in low oxygen (hypoxic) tumors by binding to the DNA in tumor cells and interrupting their cell cycle.

         o Angiolix ("Angiolix") is a humanized monoclonal antibody Mab, targeting the protein known as Lactadherin which is stimulator of angiogenesis by promoting Vascular Endothelial Growth Factor ("VEGF") -dependent vascularization by inducing programmed cell death (apoptosis) in blood vessels supporting tumors.

     Somanta's Current Product Pipeline:

--------------------------------------------------------------------------------------------------------------------
Candidate                                               Indication               Status                Territorial
                                                                                                       rights
--------------------------------------------------------------------------------------------------------------------
Phoenix                                                 Recurrent breast,        Investigator          Somanta
                                                        prostate and ovarian     Sponsored Phase II    worldwide
(huBrE-3 MAb tiuxetan MXDTPA labeled with 111-Indium    cancer                   in U.S.
for imaging and 90-Yttrium for radiation therapy)
--------------------------------------------------------------------------------------------------------------------
Sodium Phenylbutyrate                                   Recurrent Glioblastoma   Multiple              Virium (US
                                                        and prostate cancer      Investigator          and Canada)
                                                                                 Sponsored Phase II    Somanta
                                                                                 in U. S.              elsewhere
--------------------------------------------------------------------------------------------------------------------
Alchemix                                                Recurrent CNS, colon,    Development           Somanta
                                                        ovarian and renal                              worldwide
(chloroethylaminoanthraquinone) cancer
--------------------------------------------------------------------------------------------------------------------
Prodrax                                                 Recurrent Lung,          Development           Somanta
                                                        breast, ovarian,                               worldwide
(di-N-oxides of chloroethylaminoanthraquinone as        pancreatic and
bioreductive prodrugs that are metabolized to           esophageal cancer
potent cytotoxins in hypoxic tumors)
--------------------------------------------------------------------------------------------------------------------
Angiolix                                                Relapsed colorectal      Development           Somanta
                                                        and breast cancer                              worldwide
(HuMc-3 MAb)
--------------------------------------------------------------------------------------------------------------------

     Phoenix Clinical Development

         Since 1993 Phoenix has been investigated in five Investigator sponsored Phase I/II clinical trials conducted by the Cancer Research Fund of Contra Costa, now known as the Cancer Research Institute of Contra Costa ("CRICC"), at the University of Colorado at Denver and at New York University School of Medicine/Bellevue Hospital. The initial three completed studies used a murine (mouse) antibody in one 15 patient imaging study and two 15 patient therapeutic studies. In 1997 the murine antibody was developed into a fully humanized antibody using a patented method licensed from the U. S. National Institutes of Health. Since then two Phase II studies have been completed including a 7 patient imaging study and a 17 patient therapy study.

         Based on the results of these studies, Somanta is facilitating a Phase II open label, dose escalation, Investigator sponsored clinical trial which has been initiated at New York University Medical Center/Bellevue Hospital This study is to treat breast cancer in patients who are PEM positive and who have relapsed from two prior treatments. The study will evaluate Phoenix in combination with a chemotherapy drug, capecitabine, (Xeloda (R) Roche), a drug used commonly in relapsed breast cancer. The Phase I/II study will establish the maximum tolerated dose, establish the pharmacokinetics of the combination therapy and assess the response rate for this therapy.

     PB Clinical Development

         PB is an approved drug which has many years of clinical use in the treatment of hyperuremia. It has been demonstrated to be safe and well-tolerated. Since the early-1990's, it has been studied by the Armed Forces University Medical School and the National Cancer Institute ("NCI") for its anti-cancer activities. Fourteen Phase I studies with a total of 370 patients have been completed. Four Investigator sponsored Phase II studies, supported by NCI, are ongoing at Johns Hopkins, Mt. Sinai, Mayo Clinic and Emory.

         Virium Pharmaceuticals, Inc. ("Virium") has entered into an exclusive Patent Licensing Agreement with the United States Public Health Service ("PHS") for the use of PB in the treatment of cancer, anemia and AIDS.

         Somanta has entered into an exclusive co-development and sublicense agreement with Virium relating to PB for use outside the U.S. and Canada. We understand that Virium intends to initiate a Phase IIb clinical trial in recurrent Glioblastoma, a malignant tumor of the brain, in combination with radiation.

The Somanta Merger Agreement

         The Somanta Merger Agreement will provide for the merger of Somanta with Merger Sub, a wholly-owned subsidiary of Delaware NewCo. As a result of the Somanta Merger Transaction, Somanta will become a wholly-owned subsidiary of Delaware NewCo. We currently expect to issue approximately 13,697,834 shares of Delaware NewCo common stock to the holders of Somanta capital stock and assume all of the outstanding options to purchase Somanta common stock along with the existing Somanta equity incentive plan. Therefore, immediately following the closing of the Somanta Merger Transaction, our shareholders will own approximately 3.5% of the outstanding capital stock of Delaware NewCo (calculated on a fully diluted basis) and the stockholders of Somanta will own approximately 96.5% of the outstanding shares of capital stock of Delaware NewCo (calculated on a fully diluted basis).

         The Somanta Merger Agreement will also provide that effective as of the closing of the Somanta Merger Transaction, our current Board of Directors will resign and that the existing board of directors of Somanta shall be appointed by our outgoing Board of Directors to fill the vacancies left on the Delaware NewCo Board of Directors by virtue of such resignations.

         Further, it is expected that the closing of the Somanta Merger Transaction will also be subject to certain conditions, including, without limitation, the following:

         (i) the representations and warranties of each of the parties shall be true and correct as of the closing date;

         (ii) the parties shall have performed each of their respective covenants and agreements under the Somanta Merger Agreement prior to the closing date;

         (iii) Somanta shall have completed its due diligence review to its satisfaction;

         (iv)     the Reincorporation shall have been duly completed;

         (v) Somanta shall have provided audited financial statements related to its business and operations;

         (vi) the Somanta Merger Transaction and the Somanta Merger Agreement shall have been duly approved by holders representing at least 90% of the outstanding capital stock of Somanta; and

         (vii) the stockholders of Somanta shall have received certain opinions from our legal counsel.

         In addition, it is expected that the Somanta Merger Agreement may be terminated:

         (a) by the mutual written consent of the parties to the Somanta Merger Agreement;

         (b) by either Somanta or us if the closing has not taken place prior to December 31, 2005;

         (c) by either Somanta or us if any court of competent jurisdiction has issued an order, judgment or decree restraining or enjoining the Somanta Merger Transaction;

         (d) by Somanta if we breach any representation, warranty or covenant in the Somanta Merger Agreement or if Somanta is not satisfied with its due diligence review; or

         (e) by us if Somanta breaches any representation, warranty or covenant in the Somanta Merger Agreement.

         Be advised that if the Somanta Merger Transaction is completed it will result in a change in control of the Company and substantial dilution of our existing shareholders.

The Subsequent Financing

         Subsequent to the closing of the Somanta Merger Transaction, we intend to issue an indeterminate number of shares of our common stock to new investors for aggregate gross proceeds to us expected to be between $10,000,000 and $20,000,000. We expect that our current shareholders will be further diluted in a substantial manner if we complete such a financing. However, we cannot assure you that we will be able to complete such a financing on these terms, if at all.

Regulatory Approvals Required

         There are no federal or state regulatory requirements that we must comply with or approvals that we must obtain in connection with either the Reincorporation or the Somanta Merger Transaction.

                           FORWARD-LOOKING STATEMENTS

         This Information Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements are identified by words such as "believe," "anticipate," "expect," "intend," "plan," "will," "may," and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements.

         We wish to caution readers that these forward-looking statements are only predictions and that our business is subject to significant risks. The factors discussed herein, and other important factors, in some cases have affected, and in the future could affect, our actual results and could cause our actual results to differ materially from those expressed in any forward-looking statements made by us or on our behalf. These risks include, but are not limited to:

     o  our inability to implement our business strategy;

     o  our inability to consummate the Reincorporation; and

     o  our inability to identify new investors.

         You should read this Information Statement completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of the forward-looking statements in this Information Statement by these cautionary statements.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of the Record Date, we had a total of 41,588,235 shares of common stock issued and outstanding. The following table sets forth, as of the Record Date, the stock ownership of each executive officer and director of Hibshman, of all executive officers and directors as a group, and of each person known by Hibshman to be a beneficial owner of 5% or more of our Common Stock. Unless otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as such shares.

        Name and address of Beneficial Owner (1)           Shares Beneficially Owned   Percentage Beneficially Owned
        ----------------------------------------           -------------------------   -----------------------------
Pasquale Catizone
286 Cedar Street
Cedar Grove, NJ  07009                                                10,000,000                   24%

Barbara Catizone
266 Cedar Street                                                       5,250,000                 12.6%
Cedar Grove, NJ  07009

Carmine Catizone
10 1/2 Walker Avenue                                                  16,250,000                   39%
Morristown, NJ  07960

All directors and executive officers as a group (2 persons)           26,250,000                 63.1%


(1) We believe that all persons have full voting and investment power with respect to the shares. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within sixty (60) days, such as warrants or options to purchase shares of our Common Stock.


 SECURITY OWNERSHIP OF CERTAIN FUTURE BENEFICIAL OWNERS AND MANAGEMENT FOLLOWING
                         THE SOMANTA MERGER TRANSACTION

         The following table sets forth, as of the date of completion of closing of the proposed Somanta Merger Transaction, the number of shares of common stock of Delaware NewCo expected to be owned of record and beneficially by persons who are expected to be appointed as directors and executive officers of Delaware NewCo, by persons who are expected to then hold 5% or more of the outstanding common stock of Delaware NewCo and all expected future officers and directors as a group.


        Name and address of Beneficial Owner (1)           Shares Beneficially Owned   Percentage Beneficially Owned
        ----------------------------------------           -------------------------   -----------------------------
SCO Capital Partners LLC, 1285 Avenue of the Americas,             6,016,725 (2)                   42.2%
35th Floor, New York, NY

Agamemnon A. Epenetos                                              3,869,152 (3)                   27.1%

Michael Ashton                                                            --                         --

Terrance J. Bruggeman                                                     --                         --

John Gibson                                                           98,554                         *

David Kramer                                                              --                         --

Kathleen Van Sleen                                                        --                         --

Jeffrey Davis                                                        786,500(4)                     5.5%

All directors and executive officers                               4,754,206                       33.3%
     as a group (7 persons)

*Less than one percent

(1) The person listed is currently an officer or director of Somanta and is expected to become an officer or director of Delaware NewCo following completion of the Somanta Merger Transaction. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within sixty (60) days, such as warrants or options to purchase shares of our Common Stock.

(2) Jeffrey Davis, one of our directors, is a principal of SCO Capital Partners LLC. Mr. Davis disclaims beneficial ownership of all shares held in the name of SCO Capital Partners LLC.

(3) Consists of 3,869,152 held in the name of Walbrook Trustees (Jersey Ltd. REK33), PO Box 248, Lord Coutanche House, 66-68 Esplanade St. Helier, Jersey JE4 5PS, Channel Islands, of which Mr. Epenetos is the trustee.

(4) Consists of 786,500 shares held by Lake End Capital, LLC, of which Jeffrey Davis, one of our directors, is a principal.


                 COMPENSATION OF CURRENT OFFICERS AND DIRECTORS

         No officer or director has received any remuneration or compensation from Hibshman. We currently have no stock option, retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees. However, in connection with the Somanta Merger Transaction, it is expected that Delaware NewCo will adopt and assume Somanta's 2005 Equity Incentive Plan and each outstanding option granted pursuant thereto.

                     INCORPORATION OF DOCUMENTS BY REFERENCE

         The Securities and Exchange Commission allows us to incorporate by reference the information that we file with it. This means that we can disclose information to you by referring you to other documents. The documents that have been incorporated by reference into this Information Statement are an important part of this Information Statement, and you should review that information in order to understand the nature of the matters that have been acted upon. Information contained in this Information Statement automatically updates and supersedes previously filed information. We are incorporating by reference the documents listed below.

         o our annual report on Form 10-KSB for the fiscal year ended December 31, 2004

         o our quarterly report on Form 10-QSB for the quarter ended March 31, 2005

         o        our quarterly report on form 10-QSB for the quarter ended June
                  30, 2005

         If you would like a copy of any of these documents, at no cost, please write or call us at:

                             Hibshman Optical Corp.
                                266 Cedar Street
                              Cedar Grove, NJ 07009
                            Attn: Corporate Secretary
                            Telephone: (973) 857-2414

         You should only rely upon the information included in or with, or incorporated by reference into, this Information Statement. We have not authorized anyone to provide you with additional or different information. You should not assume that the information included in or with, or incorporated by reference into, this Information Statement is accurate as of any date later than the date on the front of the Information Statement.

                             ADDITIONAL INFORMATION

         We will furnish without charge to any shareholder, upon written or oral request, any documents filed by us pursuant to the Exchange Act. Requests for such documents should be address to Hibshman Optical Corp., 266 Cedar Street, Cedar Grove, New Jersey 07009. Documents filed by us pursuant to the Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission's Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the Securities and Exchange Commission's website at http://www.sec.gov. or at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

                         APPRAISAL RIGHTS AND PROCEDURES

         Our shareholders have a right to dissent as to the Merger and have the right to be paid the fair value of their shares. However, given that we have only nominal assets and over 40 million shares outstanding, our belief is that the fair value of each share is de minimis. If you would, nevertheless, like to dissent, you must provide a written notice of such dissent to us, at our New Jersey address, within twenty (20) days after the mailing of this Information Statement. Along with such written notice of dissent, you may include a written demand for the payment of the fair value of your shares. Within twenty (20) days after you make such a demand for payment, you must deliver to us the certificate or certificates representing the shares with respect to which you are dissenting or other evidence of ownership so that we may make notation thereon that such demand has been made. Please refer to the New Jersey Business Corporation Act,
Section 14A:11-7 and -8 for procedures to be followed in the event the Company and the dissenting shareholder cannot agree on the fair value of the dissenting shares. For your convenience, New Jersey Business Corporation Act, Sections 14A:11-1 through 11-11, relating to your right to dissent, have been attached hereto as Appendix D.

         HIBSHMAN HAS RETAINED THE RIGHT TO ELECT NOT TO PROCEED WITH THE REINCORPORATION IF GREATER THAN 1% OF THE SHAREHOLDERS ENTITLED TO VOTE PROPERLY EXERCISE THEIR DISSENTERS' RIGHTS. IF YOU WISH TO SEEK DISSENTERS' RIGHTS, YOU ARE URGED TO REVIEW THE APPLICABLE NEW JERSEY STATUTES ATTACHED TO THIS DOCUMENT AS APPENDIX C.

         IF YOU FAIL TO COMPLY STRICTLY WITH THE PROCEDURES DESCRIBED ABOVE, YOU WILL LOSE YOUR APPRAISAL RIGHTS. CONSEQUENTLY, IF YOU WISH TO EXERCISE YOUR APPRAISAL RIGHTS, WE STRONGLY URGE YOU TO CONSULT A LEGAL ADVISOR BEFORE ATTEMPTING TO EXERCISE YOUR APPRAISAL RIGHTS.

                                   APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER, dated as of September 27, 2005 (the "Agreement), is made by and between Hibshman Optical Corp., a New Jersey corporation ("Hibshman"), and Somanta Pharmaceuticals, Inc., a Delaware corporation ("Somanta"). Hibshman and Somanta are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS

         A. Somanta is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 120,000,000 shares, 100,000,000 shares of which are Common Stock, $0.001 par value per share, and 20,000,000 shares of which are Preferred Stock, $0.001 par value per share. As of the date hereof, 100 shares of Common Stock of Somanta were issued and outstanding, all of which were held by Hibshman, and no shares of Preferred Stock were issued and outstanding.

         B. Hibshman is a corporation duly organized and existing under the laws of the State of New Jersey and has an authorized capital of 100,000,000 shares of Common Stock, $.001. As of the date hereof, 41,588,235 shares of Common Stock of Hibshman were issued and outstanding (the "Hibshman Common Stock").

         C. The Board of Directors of Hibshman has determined that, for the purpose of effecting the reincorporation of Hibshman in the State of Delaware, it is advisable and in the best interests of Hibshman and its shareholders that Hibshman merge with and into Somanta upon the terms and conditions herein provided.

         D. The respective Boards of Directors of Somanta and Hibshman have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and shareholders and executed by the undersigned officers.

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Somanta and Hibshman hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                   ARTICLE I

                                     MERGER

         1. Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the New Jersey Business Corporation Act, Hibshman shall be merged with and into Somanta (the "Merger"), the separate existence of Hibshman shall cease and Somanta shall survive the Merger and shall continue to be governed by the laws of the State of Delaware. Somanta shall be, and is herein sometimes referred to as, the "Surviving Corporation." The name of the Surviving Corporation shall be "Somanta Pharmaceuticals, Inc."

                               Appendix A - Page 1

                  a. Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed: (i) this Agreement and the Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the New Jersey Business Corporation Act; (ii) all of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; (iii) an executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and (iv) an executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the New Jersey Business Corporation Act shall have been filed with the Secretary of State of the State of New Jersey. The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

                  b. Effect of Merger. Upon the Effective Date of the Merger, the separate existence of Hibshman shall cease and Somanta, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Hibshman's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Hibshman in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Hibshman as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Hibshman in the same manner as if Somanta had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the New Jersey Business Corporation Act.

                                   ARTICLE II

                    CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

         1. Certificate of Incorporation. The Certificate of Incorporation of Somanta as in effect immediately prior to the Effective Date of the Merger, a copy of which is attached hereto as Exhibit A, shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         2. Bylaws. The Bylaws of Somanta as in effect immediately prior to the Effective Date of the Merger, a copy of which is attached hereto as Exhibit B, shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

         3. Directors and Officers. The directors and officers of Hibshman immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                               Appendix A - Page 2

                                  ARTICLE III

                          MANNER OF CONVERSION OF STOCK

         1. Hibshman Common Stock. Upon the Effective Date of the Merger, each share of Hibshman Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for .01305340 shares of fully paid and non-assessable shares of common stock, $0.001 par value per share, of the Surviving Corporation, provided that no fractional shares shall be issued as a result of such conversion and exchange, but in lieu of such issuance of a fractional share, each record holder of a certificate representing Hibshman Common Stock on the Effective Date of the Merger shall be issued fifty (50) additional shares of common stock of the Surviving Corporation; provided, further however, that the fractional share interest of each such record holder shall be aggregated such that no holder of a certificate or certificates representing Hibshman Common Stock shall receive more than fifty (50) shares of common stock of the Surviving Corporation with respect to any interest in fractional shares.

         2. Somanta Common Stock. Upon the Effective Date of the Merger, each share of Somanta Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Somanta, the holder of such shares or any other person, be cancelled and returned to the status of authorized but unissued shares.

         3. Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Hibshman Common Stock may, at such shareholder's option, surrender the same for cancellation to Olde Monmouth Stock Transfer Co., Inc., as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's common stock into which the surrendered shares were converted as set forth in Article III Section 1 above. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Hibshman Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which such shares of Hibshman Common Stock were converted in the Merger as set forth in Article III
Section 1 above. The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of common stock of the Surviving Corporation represented by such outstanding certificate as provided above. Each certificate representing common stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Hibshman so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such

                               Appendix A - Page 3
additional legends as agreed upon by the holder and the Surviving Corporation. If any certificate for shares of Surviving Corporation common stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to Somanta or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or established to the satisfaction of Somanta that such tax has been paid or is not payable.

                                   ARTICLE IV

                                     GENERAL

         1. Covenants of Somanta. Somanta covenants and agrees that it will, on or before the Effective Date of the Merger: (a) file any and all documents with the State of New Jersey necessary for the assumption by Somanta of all of the franchise tax liabilities of Hibshman; and (b) take such other actions as may be required by the New Jersey Business Corporation Act.

         2. Further Assurances. From time to time, as and when required by Somanta or by its successors or assigns, there shall be executed and delivered on behalf of Hibshman such deeds and other instruments, and there shall be taken or caused to be taken by Somanta and Hibshman such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Somanta the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Hibshman and otherwise to carry out the purposes of this Agreement, and the officers and directors of Somanta are fully authorized in the name and on behalf of Hibshman or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         3. Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Hibshman or of Somanta, or of both, notwithstanding the approval of this Agreement by the shareholders of Hibshman or the sole stockholder of Somanta, or both.

         4. Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of Delaware and New Jersey, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of either Constituent Corporation shall not: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (c) allow or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

                               Appendix A - Page 4

         5. Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 266 Cedar Street, Cedar Grove, New Jersey 07009.

         6. Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the New Jersey Business Corporation Act.

         7. Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in two counterparts, by facsimile, or both, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                  [Remainder of Page Intentionally Left Blank]


                               Appendix A - Page 5

         IN WITNESS WHEREOF, the parties hereto executed this Agreement as of the day and year first written above.

                                       HIBSHMAN OPTICAL CORP.

                                       By: /s/ PASQUALE CATIZONE
                                           -------------------------------------
                                       Print Name: Pasquale Catizone
                                                   -----------------------------
                                       Title:      President
                                              ----------------------------------

                                       SOMANTA PHARMACEUTICALS, INC.

                                       By: /s/ PASQUALE CATIZONE
                                           -------------------------------------
                                       Print Name: Pasquale Catizone
                                                   -----------------------------
                                       Title:      President
                                              ----------------------------------


                               Appendix A - Page 6

                                   APPENDIX B
                   DELAWARE NEWCO CERTIFICATE OF INCORPORATION


                          CERTIFICATE OF INCORPORATION
                                       OF
                          SOMANTA PHARMACEUTICALS, INC.

      The undersigned, a natural person (the "Sole Incorporator") for the purpose of organizing a corporation to conduct the business and promote the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware hereby certifies that:

                                    ARTICLE I

      The name of this corporation is Somanta Pharmaceuticals, Inc. (the "Corporation").

                                   ARTICLE II

      The address of the registered office of this Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle, and the name of the registered agent of the Corporation in the State of Delaware is Corporation Service Company.

                                  ARTICLE III

      The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law ("DGCL").

                                   ARTICLE IV

      (A) Classes of Stock. The Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is One Hundred Twenty Million (120,000,000) shares, each with a par value of $0.001 per share. One Hundred Million (100,000,000) shares shall be Common Stock and Twenty Million (20,000,000) shares shall be Preferred Stock.

      (B) Rights, Preferences and Restrictions of Preferred Stock. The Preferred Stock authorized by this Certificate of Incorporation may be issued in one or more series. The Board of Directors of the Corporation (the "Board of Directors") is authorized to determine, alter or eliminate any or all of the rights, preferences, privileges and restrictions granted to or imposed upon any series of Preferred Stock, and to fix, alter, or reduce the number of shares comprising any such series (but not below the number of such shares then outstanding) and the designation thereof, or any of them, and to provide for rights and terms of redemption or conversion of the shares of any such series in accordance with the DGCL.

      (C) Rights, Preferences and Restrictions of Common Stock. The rights, preferences, privileges, and restrictions granted to and imposed on the Common Stock are as set forth below in this Article IV(C).

            1. Dividend Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

                              Appendix B - Page 1

            2.    Redemption. The Common Stock is not redeemable.

            3. Voting Rights. Each holder of Common Stock shall have the right to one vote per share of Common Stock.

                                   ARTICLE V

      (A) Amendment of Bylaws. The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws. Any adoption, amendment or repeal of the Bylaws by the Board of Directors shall require the approval of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is present to the Board of Directors). The stockholders shall also have power to adopt, amend or repeal the Bylaws. Any adoption, amendment or repeal of bylaws by the stockholders shall require, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in election of directors, voting together as a single class.

      (B) Special Meetings. Subject to applicable law, Special Meetings of stockholders of the Corporation may be called only by the Board or Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), and shall be held at such place, on such date, and at such time as the Board of Directors shall fix.

                                   ARTICLE VI

      The number of directors constituting the entire Board of Directors shall be as set forth in or determined pursuant to the Bylaws of the Corporation. Subject to the rights of the holders of any series of Preferred Stock then outstanding and applicable law, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation or other cause (other than removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

                                  ARTICLE VII

      Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 if the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code, order a meeting of creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such a

                              Appendix B - Page 2
manner as such Court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, such compromise or arrangement and such reorganization shall, if sanctioned by the Court to which such application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

                                  ARTICLE VIII

      (A) Indemnification. To the fullest extent permitted by law, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), liability, loss, judgment, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in manner reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, upon a plea of nolo contendere or equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect of any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

      (B) Undertaking. Such indemnity shall inure to the benefit of the heirs, executors and administrators of any such person so indemnified pursuant to this Article. The right to indemnification under this Article shall be a contract right and shall include, with respect to directors and officers, the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its disposition; provided however, that, if the DGCL requires, the payment of such expenses incurred by a director or officer in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article or otherwise. The Corporation may, by action of its Board of Directors, pay such expenses incurred by employees and agents of the Corporation upon such terms as the Board of Directors deems appropriate. Such indemnification and advancement of expenses shall be in addition to any other rights to which those seeking indemnification and advancement of expenses may be entitled under any law, Bylaw, agreement, vote of stockholders, or otherwise.

      (C) Insurance. The Corporation may, to the fullest extent permitted by applicable law, at any time without further stockholder approval, purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under applicable law.

      (D) Prospective Repeal or Amendment. Any repeal or amendment of this Article by the stockholders of the Corporation or by changes in applicable law shall, to the extent permitted by applicable law, be prospective only, and shall not adversely affect any right to indemnification or advancement of expenses of

                              Appendix B - Page 3
a director or officer of the Corporation existing at the time of such repeal or amendment. In addition to the foregoing, the right to indemnification and advancement of expenses shall be to the fullest extent permitted by the DGCL or any other applicable law and all amendments to such laws as hereafter enacted from time to time.

                                   ARTICLE IX

      No director of the Corporation shall have any personal liability to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that this provision eliminating such personal liability of a director shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under ss.174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.

                                   ARTICLE X

      All of the powers of this Corporation, insofar as the same may be lawfully vested by this Certificate of Incorporation in the Board of Directors, are hereby conferred upon the Board of Directors of this Corporation.

                                   ARTICLE XI

      The election of directors need not be by written ballot.

                                  ARTICLE XII

      The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, not withstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal this Article XII, Article V, Article VI, Article VIII or Article IX.

                                  ARTICLE XIII

            The name and address of the Sole Incorporator is as follows:

            Adam Lenain
            402 West Broadway, Suite 2300
            San Diego, CA 92101

                  [Remainder of Page Intentionally Left Blank]

                              Appendix B - Page 4

      In Witness Whereof, this Certificate has been subscribed this 27th day of September, 2005 by the undersigned who affirms that the statements made herein are true and correct.



                                         -------------------------------------
                                         Adam Lenain
                                         Sole Incorporator

                               Appendix B - Page 5

                                    EXHIBIT C
                              DELAWARE NEWCO BYLAWS





                                     BYLAWS

                                       OF

                          SOMANTA PHARMACEUTICALS, INC.

               __________________________________________________
                            (A DELAWARE CORPORATION)

                                TABLE OF CONTENTS
                                                                            Page

ARTICLE I OFFICES..............................................................1
         Section 1.        Registered Office...................................1
         Section 2.        Other Offices.......................................1

ARTICLE II CORPORATE SEAL......................................................1
         Section 3.        Corporate Seal......................................1

ARTICLE III STOCKHOLDERS' MEETINGS.............................................1
         Section 4.        Place of Meetings...................................1
         Section 5.        Annual Meeting......................................1
         Section 6.        Special Meetings....................................3
         Section 7.        Notice of Meetings..................................4
         Section 8.        Quorum..............................................4
         Section 9.        Adjournment and Notice of Adjourned Meetings........5
         Section 10.       Voting Rights.......................................5
         Section 11.       Joint Owners of Stock...............................6
         Section 12.       List of Stockholders................................6
         Section 13.       Action Without Meeting..............................6
         Section 14.       Organization........................................7

ARTICLE IV DIRECTORS...........................................................8
         Section 15.       Number and Term of Office...........................8
         Section 16.       Powers..............................................8
         Section 17.       Term of Directors...................................8
         Section 18.       Vacancies..........................................10
         Section 19.       Resignation........................................10
         Section 20.       Removal............................................10
         Section 21.       Meetings...........................................11
                  (a)      Regular Meetings...................................11
                  (b)      Special Meetings...................................11
                  (c)      Meetings by Electronic Communications Equipment....11
                  (d)      Notice of Special Meetings.........................11
                  (e)      Waiver of Notice...................................12
         Section 22.       Quorum and Voting..................................12
         Section 23.       Action Without Meeting.............................12
         Section 24.       Fees and Compensation..............................12
         Section 25.       Committees.........................................13
                  (a)      Executive Committee................................13
                  (b)      Other Committees...................................13
                  (c)      Term...............................................13
                  (d)      Meetings...........................................13
         Section 26.       Organization.......................................14

ARTICLE V OFFICERS............................................................14
         Section 27.       Officers Designated................................14
         Section 28.       Tenure and Duties of Officers......................14
                  (a)      General............................................15
                  (b)      Duties of Chairman of the Board of Directors.......15
                  (c)      Duties of President................................15
                  (d)      Duties of Vice Presidents..........................15
                  (e)      Duties of Secretary................................15
                  (f)      Duties of Chief Financial Officer..................16
         Section 29.       Delegation of Authority............................16
         Section 30.       Resignations.......................................16
         Section 31.       Removal............................................16

ARTICLE VI EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED
         BY THE CORPORATION...................................................16
         Section 32.       Execution of Corporate Instruments.................17
         Section 33.       Voting of Securities Owned by the Corporation......17

ARTICLE VII SHARES OF STOCK...................................................17
         Section 34.       Form and Execution of Certificates.................17
         Section 35.       Lost Certificates..................................18
         Section 36.       Transfers..........................................18
         Section 37.       Fixing Record Dates................................18
         Section 38.       Registered Stockholders............................19

ARTICLE VIII OTHER SECURITIES OF THE CORPORATION..............................19
         Section 39.       Execution of Other Securities......................19

ARTICLE IX DIVIDENDS..........................................................20
         Section 40.       Declaration of Dividends...........................20
         Section 41.       Dividend Reserve...................................20

ARTICLE X FISCAL YEAR.........................................................20
         Section 42.       Fiscal Year........................................20

ARTICLE XI INDEMNIFICATION....................................................21
         Section 43.       Indemnification of Directors, Officers, Employees
                           and Other Agents...................................21
                  (a)      Directors and Officers.............................21
                  (b)      Employees and Other Agents.........................21
                  (c)      Expenses...........................................21
                  (d)      Enforcement........................................22
                  (e)      Non-Exclusivity of Rights..........................22
                  (f)      Survival of Rights.................................23
                  (g)      Insurance..........................................23
                  (h)      Amendments.........................................23
                  (i)      Saving Clause......................................23

                  (j)      Certain Definitions................................23

ARTICLE XII NOTICES...........................................................24
         Section 44.       Notices............................................24
                  (a)      Notice to Stockholders.............................24
                  (b)      Notice to Directors................................24
                  (c)      Affidavit of Mailing...............................25
                  (d)      Methods of Notice..................................25
                  (e)      Notice to Person with Whom Communication Is
                           Unlawful...........................................25

ARTICLE XIII AMENDMENTS.......................................................25
         Section 45.       Amendments.........................................25

ARTICLE XIV MISCELLANEOUS.....................................................25
         Section 46.       Annual Report......................................25

                                     BYLAWS
                                       OF
                          SOMANTA PHARMACEUTICALS, INC.
                            (A DELAWARE CORPORATION)

                                   ARTICLE I
                                     OFFICES

      Section 1. Registered Office The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle. (Del. Code Ann., tit. 8, ss. 131)

      Section 2. Other Offices The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the corporation may require. (Del. Code Ann., tit. 8, ss. 122(8))

                                   ARTICLE II
                                 CORPORATE SEAL

      Section 3. Corporate Seal The Board of Directors may adopt a corporate seal. The corporate seal shall consist of a die bearing the name of the corporation and the inscription, "Corporate Seal-Delaware." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. (Del. Code Ann., tit. 8, ss. 122(3))

                                  ARTICLE III
                             STOCKHOLDERS' MEETINGS

      Section 4. Place of Meetings Meetings of the stockholders of the corporation may be held at such place, either within or without the State of Delaware, as may be determined from time to time by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as provided under the Delaware General Corporation Law ("DGCL"). (Del. Code Ann., tit. 8, ss. 211(a))

      Section 5.        Annual Meeting

            (a) The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors. Nominations of persons for election to the Board of Directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders: (i) pursuant to the corporation's notice of meeting of stockholders; (ii) by or at the direction of the Board of Directors; or (iii) by any stockholder of the corporation who was a stockholder of record at the time of giving of notice provided for in the following paragraph, who is

                               Appendix C - Page 1
entitled to vote at the meeting and who complied with the notice procedures set forth in Section 5. (Del. Code Ann., tit. 8, ss. 211(b)).

            (b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 5(a) of these Bylaws, (i) the stockholder must have given timely notice thereof in writing to the Secretary of the corporation, (ii) such other business must be a proper matter for stockholder action under the DGCL, (iii) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the corporation with a Solicitation Notice (as defined in this Section 5(b)), such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the corporation's voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the corporation's voting shares reasonably believed by such stockholder or beneficial owner to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice, and (iv) if no Solicitation Notice relating thereto has been timely provided pursuant to this section, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section 5. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth: (A) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act") and Rule 14a-4(d) thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the corporation's books, and of such beneficial owner, (ii) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner, and
(iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at

                              Appendix C - Page 2
least the percentage of the corporation's voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the corporation's voting shares to elect such nominee or nominees (an affirmative statement of such intent, a "Solicitation Notice").

            (c)         Notwithstanding anything in the second sentence of
Section 5(b) of these Bylaws to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the corporation at least one hundred (100) days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this
Section 5 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation.

            (d) Only such persons who are nominated in accordance with the procedures set forth in this Section 5 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 5. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

            (e) Notwithstanding the foregoing provisions of this Section 5, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders' meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation proxy statement pursuant to Rule 14a-8 under the 1934 Act.

            (f) For purposes of this Section 5, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to
Section 13, 14 or 15(d) of the 1934 Act.

      Section 6.        Special Meetings

            (a) Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption) and shall be held at such place, on such date, and at such time as the Board of Directors shall fix.

                              Appendix C - Page 3

            (b) If a special meeting is properly called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by certified or registered mail, return receipt requested, or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

      Section 7. Notice of Meetings Except as otherwise provided by law, notice, given in writing or by electronic transmission, of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, if any, date and hour, in the case of special meetings, the purpose or purposes of the meeting, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at any such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the corporation. Notice of the time, place, if any, and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof or by electronic transmission by such person, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person, by remote communication, if applicable, or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given. (Del. Code Ann., tit. 8, ss.ss. 222, 229, 232)

      Section 8. Quorum At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by these Bylaws, the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by statute, or by the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of a majority of shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote generally on the subject matter shall be the act of the stockholders. Except as otherwise provided by statute, the Certificate of Incorporation or these Bylaws, directors

                              Appendix C - Page 4
shall be elected by a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote generally on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person, by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum entitled to take action with respect to that vote on that matter. Except where otherwise provided by statute or by the Certificate of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of shares of such class or classes or series present in person, by remote communication, if applicable, or represented by proxy at the meeting shall be the act of such class or classes or series. (Del. Code Ann., tit. 8, ss. 216)

      Section 9. Adjournment and Notice of Adjourned Meetings Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy. When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the time and place, if any, thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty
(30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. (Del. Code Ann., tit. 8, ss. 222(c))

      Section 10. Voting Rights For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote or execute consents shall have the right to do so either in person, by remote communication, if applicable, or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period. (Del. Code Ann., tit. 8, ss.ss. 211(e), 212(b))

      Section 11. Joint Owners of Stock If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:
(a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in the DGCL, Section 217(b). If the instrument

                              Appendix C - Page 5
filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest. (Del. Code Ann., tit. 8, ss. 217(b))

      Section 12. List of Stockholders The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or during ordinary business hours, at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. The list shall be open to examination of any stockholder during the time of the meeting as provided by law. (Del. Code Ann., tit. 8, ss. 219)

      Section 13.       Action Without Meeting

            (a) Unless otherwise provided in the Certificate of Incorporation, any action required by statute to be taken at any annual or special meeting of the stockholders, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, or by electronic transmission setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. (Del. Code Ann., tit. 8, ss. 228)

            (b) Every written consent or electronic transmission shall bear the date of signature of each stockholder who signs the consent, and no written consent or electronic transmission shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered to the corporation in the manner herein required, written consents or electronic transmissions signed by a sufficient number of stockholders to take action are delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. (Del. Code Ann., tit. 8, ss. 228)

            (c) Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing or by electronic transmission and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take action were delivered to the corporation as provided in Section 228(c) of the DGCL. If the action which is consented to is such as would have required the filing of a certificate under any section of the DGCL if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section

                              Appendix C - Page 6
shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written consent has been given in accordance with
Section 228 of the DGCL.

            (d) A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the corporation can determine (i) that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder and (ii) the date on which such stockholder or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in the state of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be made by hand or by certified or registered mail, return receipt requested. Notwithstanding the foregoing limitations on delivery, consents given by telegram, cablegram or other electronic transmission may be otherwise delivered to the principal place of business of the corporation or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded if, to the extent and in the manner provided by resolution of the board of directors of the corporation. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing. (Del. Code Ann., tit. 8 ss. 228(d))

      Section 14.       Organization

            (a) At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

            (b) The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by

                              Appendix C - Page 7
participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

                                   ARTICLE IV
                                    DIRECTORS

      Section 15. Number and Term of Office The authorized number of directors of the corporation shall be fixed by the Board of Directors from time to time. Directors need not be stockholders unless so required by the Certificate of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient. (Del. Code Ann., tit. 8, ss.ss. 141(b), 211(b), (c))

      Section 16. Powers The powers of the corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation. (Del. Code Ann., tit. 8, ss. 141(a))

      Section 17.       Term of Directors

            (a) Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, directors shall be elected at each annual meeting of stockholders for a term of one year. Each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

            (b) No person entitled to vote at an election for directors may cumulate votes to which such person is entitled, unless, at the time of such election, the corporation is subject to Section 2115(b) of the CGCL. During such time or times that the corporation is subject to Section 2115(b) of the CGCL, every stockholder entitled to vote at an election for directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such stockholder's shares are otherwise entitled, or distribute the stockholder's votes on the same principle among as many candidates as such stockholder thinks fit. No stockholder, however, shall be entitled to so cumulate such stockholder's votes unless (i) the names of such candidate or candidates have been placed in nomination prior to the voting and (ii) the stockholder has given notice at the meeting, prior to the voting, of such stockholder's intention to cumulate such stockholder's votes. If any stockholder has given proper notice to cumulate votes, all stockholders may cumulate their votes for any candidates who have been properly placed in nomination. Under cumulative voting, the candidates receiving the highest number of votes, up to the number of directors to be elected, are elected.

                              Appendix C - Page 8

      Section 18.       Vacancies

            (a) Unless otherwise provided in the Certificate of Incorporation, and subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director. (Del. Code Ann., tit. 8, ss. 223(a), (b)).

            (b) At any time or times that the corporation is subject to ss.2115(b) of the CGCL, if, after the filling of any vacancy, the directors then in office who have been elected by stockholders shall constitute less than a majority of the directors then in office, then:

            (c) any holder or holders of an aggregate of five percent (5%) or more of the total number of shares at the time outstanding having the right to vote for those directors may call a special meeting of stockholders; or

            (d) the Superior Court of the proper county shall, upon application of such stockholder or stockholders, summarily order a special meeting of the stockholders, to be held to elect the entire board, all in accordance with Section 305(c) of the CGCL, the term of office of any director shall terminate upon that election of a successor. (CGCL ss.305(c).

      Section 19. Resignation Any director may resign at any time by delivering his or her notice in writing or by electronic transmission to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his successor shall have been duly elected and qualified. (Del. Code Ann., tit. 8, ss.ss. 141(b), 223(d))

      Section 20.       Removal

            (a) Subject to any limitations imposed by applicable law (and assuming the corporation is not subject to Section 2115 of the CGCL), the Board of Directors or any director may be removed from office at any time (i) with cause by the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of capital stock of the corporation entitled to vote generally at an election of directors or (ii) without cause by

                              Appendix C - Page 9
the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of capital stock of the corporation, entitled to vote generally at an election of directors.

            (b) During such time or times that the corporation is subject to Section 2115(b) of the CGCL, the Board of Directors or any individual director may be removed from office at any time without cause by the affirmative vote of the holders of at least a majority of the outstanding shares entitled to vote on such removal; provided, however, that unless the entire Board is removed, no individual director may be removed when the votes cast against such director's removal, or not consenting in writing to such removal, would be sufficient to elect that director if voted cumulatively at an election which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of such director's most recent election were then being elected.

      Section 21.       Meetings

            (a) Regular Meetings Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may be held at any time or date and at any place within or without the State of Delaware which has been designated by the Board of Directors and publicized among all directors, either orally or in writing, including a voice-messaging system or other system designated to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means. No further notice shall be required for a regular meeting of the Board of Directors. (Del. Code Ann., tit. 8, ss. 141(g))

            (b) Special Meetings Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board, Chief Executive Officer or any director. (Del. Code Ann., tit. 8, ss. 141(g))

            (c) Meetings by Electronic Communications Equipment Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting. (Del. Code Ann., tit. 8, ss. 141(i))

            (d) Notice of Special Meetings Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting. If notice is sent by US mail, it shall be sent by first class mail, postage prepaid at least three (3) days before the date of the meeting. Notice of any meeting may be waived in writing or by electronic transmission at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. (Del. Code Ann., tit. 8, ss. 229)

                              Appendix C - Page 10

            (e) Waiver of Notice The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present who did not receive notice shall sign a written waiver of notice or shall waive notice by electronic transmission. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting. (Del. Code Ann., tit. 8, ss. 229)

      Section 22.       Quorum and Voting

            (a) Unless the Certificate of Incorporation requires a greater number, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation; provided, however, at any meeting, whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting. (Del. Code Ann., tit. 8, ss. 141(b))

            (b) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation or these Bylaws. (Del. Code Ann., tit. 8, ss. 141(b))

      Section 23. Action Without Meeting Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. (Del. Code Ann., tit. 8, ss. 141(f))

      Section 24. Fees and Compensation Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor. (Del. Code Ann., tit. 8, ss. 141(h))

      Section 25.       Committees

            (a) Executive Committee The Board of Directors may appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to

                              Appendix C - Page 11
be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any bylaw of the corporation. (Del. Code Ann., tit. 8, ss. 141(c))

            (b) Other Committees The Board of Directors may, from time to time, appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws. (Del. Code Ann., tit. 8, ss. 141(c))

            (c) Term The Board of Directors, subject to any requirements of any outstanding series of Preferred Stock and the provisions of subsections
(a) or (b) of this Bylaw may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. (Del. Code Ann., tit. 8, ss.141(c))

            (d) Meetings Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Unless otherwise provided by the Board of Directors in the resolutions authorizing the creation of the committee, a majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee. (Del. Code Ann., tit. 8, ss.ss. 141(c), 229)

                              Appendix C - Page 12

      Section 26. Organization At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or if the President is absent, the most senior Vice President, (if a director) or, in the absence of any such person, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, any Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

                                   ARTICLE V
                                    OFFICERS

      Section 27. Officers Designated The officers of the corporation shall include, if and when designated by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer, the Treasurer and the Controller, all of whom shall be elected at the annual organizational meeting of the Board of Directors. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors. (Del. Code Ann., tit. 8, ss.ss. 122(5), 142(a), (b))

      Section 28.       Tenure and Duties of Officers

            (a) General All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors. (Del. Code Ann., tit. 8, ss. 141(b), (e))

            (b) Duties of Chairman of the Board of Directors The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. If there is no President, then the Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in paragraph (c) of this Section 28. (Del. Code Ann., tit. 8, ss. 142(a))

            (c) Duties of President The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. Unless some other officer has been elected Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. The President shall perform other duties commonly incident to the

                              Appendix C - Page 13
office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. (Del. Code Ann., tit. 8, ss. 142(a))

            (d) Duties of Vice Presidents The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. (Del. Code Ann., tit. 8, ss. 142(a))

            (e) Duties of Secretary The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties provided for in these Bylaws and other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. (Del. Code Ann., tit. 8, ss. 142(a))

            (f) Duties of Chief Financial Officer The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. (Del. Code Ann., tit. 8, ss. 142(a))

      Section 29. Delegation of Authority The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

      Section 30. Resignations Any officer may resign at any time by giving notice in writing or by electronic transmission notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of

                              Appendix C - Page 14
the corporation under any contract with the resigning officer. (Del. Code Ann., tit. 8, ss. 142(b))

      Section 31. Removal Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

                                   ARTICLE VI
                  EXECUTION OF CORPORATE INSTRUMENTS AND VOTING
                     OF SECURITIES OWNED BY THE CORPORATION

      Section 32.       Execution of Corporate Instruments

            (a) The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation. (Del. Code Ann., tit. 8, ss.ss. 103(a), 142(a), 158)

            (b) All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

            (c) Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount. (Del. Code Ann., tit. 8, ss.ss. 103(a), 142(a), 158).

      Section 33. Voting of Securities Owned by the Corporation All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President. (Del. Code Ann., tit. 8, ss. 123)

                                  ARTICLE VII
                                 SHARES OF STOCK

      Section 34. Form and Execution of Certificates Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the corporation shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be

                              Appendix C - Page 15
facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. (Del. Code Ann., tit. 8, ss. 158)

      Section 35. Lost Certificates A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or the owner's legal representative, to agree to indemnify the corporation in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed. (Del. Code Ann., tit. 8, ss. 167)

      Section 36.       Transfers

            (a) Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares. (Del. Code Ann., tit. 8, ss. 201, tit. 6, ss. 8- 401(1))

            (b) The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL. (Del. Code Ann., tit. 8, ss. 160 (a))

      Section 37.       Fixing Record Dates

            (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution

                              Appendix C - Page 16
fixing the record date is adopted by the Board of Directors, and which record date shall, subject to applicable law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

            (b) In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within ten (10) days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

            (c) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. (Del. Code Ann., tit. 8, ss. 213)

      Section 38. Registered Stockholders The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have

                              Appendix C - Page 17
express or other notice thereof, except as otherwise provided by the laws of Delaware. (Del. Code Ann., tit. 8, ss.ss. 213(a), 219)

                                  ARTICLE VIII
                       OTHER SECURITIES OF THE CORPORATION

      Section 39. Execution of Other Securities All bonds, debentures and other corporate securities of the corporation, other than stock certificates (covered in Section 34), may be signed by the Chairman of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

                                   ARTICLE IX
                                    DIVIDENDS

      Section 40. Declaration of Dividends Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation and applicable law, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation and applicable law. (Del. Code Ann., tit. 8, ss.ss. 170, 173)

      Section 41. Dividend Reserve Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created. (Del. Code Ann., tit. 8, ss. 171)

                              Appendix C - Page 18

                                   ARTICLE X
                                   FISCAL YEAR

      Section 42. Fiscal Year The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                   ARTICLE XI
                                 INDEMNIFICATION

      Section 43. Indemnification of Directors, Officers, Employees and Other Agents.

            (a) Directors and Officers The corporation shall indemnify its directors and officers to the fullest extent not prohibited by the DGCL or any other applicable law; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and officers; and, provided, further, that the corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the Delaware General Corporation Law or any other applicable law or (iv) such indemnification is required to be made under subsection (d).

            (b) Employees and Other Agents The corporation shall have power to indemnify its employees and other agents as set forth in the DGCL or any other applicable law. The Board of Directors shall have the power to delegate the determination of whether indemnification shall be given to any such person to such officers or other persons as the Board of Directors shall determine.

            (c) Expenses The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer, of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding, provided, however, that, if the DGCL requires, an advancement of expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Section 43 or otherwise.

            Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this Bylaw, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation, in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal,

                              Appendix C - Page 19
administrative or investigative, if a determination is reasonably and promptly made (i) by a majority vote of a quorum consisting of directors who were not parties to the proceeding, even if not a quorum, or (ii) by a committee of such directors designated by a majority of such directors, even though less than a quorum, or (iii) if there are no such directors, or such directors so direct, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

            (d) Enforcement Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director or officer. Any right to indemnification or advances granted by this Bylaw to a director or officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety
(90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting the claim. In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the DGCL or any other applicable law for the corporation to indemnify the claimant for the amount claimed. In connection with any claim by an officer of the corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such officer is or was a director of the corporation) for advances, the corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the DGCL or any other applicable law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director or officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or officer is not entitled to be indemnified, or to such advancement of expenses, under this Article XI or otherwise shall be on the corporation.

            (e) Non-Exclusivity of Rights The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any applicable statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and

                              Appendix C - Page 20
advances, to the fullest extent not prohibited by the DGCL or any other applicable law.

            (f) Survival of Rights The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

            (g) Insurance To the fullest extent permitted by the DGCL, or any other applicable law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Bylaw.

            (h) Amendments Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

            (i) Saving Clause If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and officer to the full extent not prohibited by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law. If this Section 43 shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the corporation shall indemnify each director and officer to the full extent under applicable law.

            (j) Certain Definitions For the purposes of this Bylaw, the following definitions shall apply:

                        (i) The term "proceeding" shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

                        (ii) The term "expenses" shall be broadly construed and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

                        (iii) The term the "corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

                              Appendix C - Page 21

                        (iv) References to a "director," "executive officer," "officer," "employee," or "agent" of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

                        (v) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Bylaw.

                                  ARTICLE XII
                                     NOTICES

      Section 44.       Notices

            (a) Notice to Stockholders Written notice to stockholders of stockholder meetings shall be given as provided in Section 7 herein. Without limiting the manner by which notice may otherwise be given effectively to stockholders under any agreement or contract with such stockholder, and except as otherwise required by law, written notice to stockholders for purposes other than stockholder meetings may be sent by United States mail or nationally recognized overnight courier, or by facsimile, telegraph or telex or by electronic mail or other electronic means. (Del. Code Ann., tit. 8, ss.ss. 222,
232)

            (b) Notice to Directors Any notice required to be given to any director may be given by the method stated in subsection (a), or as provided for in Section 21 of these Bylaws. If such notice is not delivered personally, it shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

            (c) Affidavit of Mailing An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected or other agent, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained. (Del. Code Ann., tit. 8, ss. 222)

            (d) Methods of Notice It shall not be necessary that the same method of giving notice be employed in respect of all recipients of notice, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

                              Appendix C - Page 22

            (e) Notice to Person with Whom Communication Is Unlawful Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

                                  ARTICLE XIII
                                   AMENDMENTS

      Section 45. Amendments The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the corporation. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the corporation required by law or by the Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws of the corporation.

                                  ARTICLE XIV
                                  MISCELLANEOUS

      Section 46.       Annual Report

            (a) Subject to the provisions of paragraph (b) of this Bylaw, the Board of Directors shall cause an annual report to be sent to each stockholder of the corporation not later than one hundred twenty (120) days after the close of the corporation's fiscal year. Such report shall include a balance sheet as of the end of such fiscal year and an income statement and statement of changes in financial position for such fiscal year, accompanied by any report thereon of independent accounts or, if there is no such report, the certificate of an authorized officer of the corporation that such statements were prepared without audit from the books and records of the corporation. When there are more than 100 stockholders of record of the corporation's shares, as determined by Section 605 of the CGCL, additional information as required by
Section 1501(b) of the CGCL shall also be contained in such report, provided that if the corporation has a class of securities registered under Section 12 of the 1934 Act, the 1934 Act shall take precedence. Such report shall be sent to stockholders at least fifteen (15) days prior to the next annual meeting of stockholders after the end of the fiscal year to which it relates.

            (b) If and so long as there are fewer than 100 holders of record of the corporation's shares, the requirement of sending of an annual report to the stockholders of the corporation is hereby expressly waived.

                              Appendix C - Page 23

                                   APPENDIX D


14A: 11-1.  Right of shareholders to dissent.

(1) Any shareholder of a domestic corporation shall have the right to dissent from any of the following corporate actions

(a) Any plan of merger or consolidation to which the corporation is a party, provided that, unless the certificate of incorporation otherwise provides

(i) a shareholder shall not have the right to dissent from any plan of merger or consolidation with respect to shares

(A) of a class or series which is listed on a national securities exchange or is held of record by not less than 1,000 holders on the record date fixed to determine the shareholders entitled to vote upon the plan of merger or consolidation; or

(B) for which, pursuant to the plan of merger or consolidation, he will receive (x) cash, (y) shares, obligations or other securities which, upon consummation of the merger or consolidation, will either be listed on a national securities exchange or held of record by not less than 1,000 holders, or (z) cash and such securities;

(ii) a shareholder of a surviving corporation shall not have the right to dissent from a plan of merger, if the merger did not require for its approval the vote of such shareholders as provided in section 14A:10-5.1 or in subsection 14A:10-3(4), 14A:10-7(2) or 14A:10-7(4);

(iii) a shareholder of a corporation shall not have the right to dissent from a plan of merger, if the merger did not require, for its approval, the vote of the shareholders as provided in subsection (6) of N.J.S.14A:10-3; or

(b) Any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation not in the usual or regular course of business as conducted by such corporation, other than a transfer pursuant to subsection (4) of N.J.S.14A:10-11, provided that, unless the certificate of incorporation otherwise provides, the shareholder shall not have the right to dissent

(i) with respect to shares of a class or series which, at the record date fixed to determine the shareholders entitled to vote upon such transaction, is listed on a national securities exchange or is held of record by not less than 1,000 holders; or

(ii) from a transaction pursuant to a plan of dissolution of the corporation which provides for distribution of substantially all of its net assets to shareholders in accordance with their respective interests within one year after the date of such transaction, where such transaction is wholly for

(A)      cash; or

(B) shares, obligations or other securities which, upon consummation of the plan of dissolution will either be listed on a national securities exchange or held of record by not less than 1,000 holders; or

(C)      cash and such securities; or

                              Appendix D - Page 1

(iii)    from a sale pursuant to an order of a court having jurisdiction.

(2) Any shareholder of a domestic corporation shall have the right to dissent with respect to any shares owned by him which are to be acquired pursuant to section 14A:10-9.

(3) A shareholder may not dissent as to less than all of the shares owned beneficially by him and with respect to which a right of dissent exists. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner with respect to which the right of dissent exists.

(4) A corporation may provide in its certificate of incorporation that holders of all its shares, or of a particular class or series thereof, shall have the right to dissent from specified corporate actions in addition to those enumerated in subsection 14A:11-1 (1), in which case the exercise of such right of dissent shall be governed by the provisions of this Chapter.

Amended 1973, c.366, s.60; 1988, c.94, s.64; 1995, c.279, s.21; 2001, c.193,
s.3.

14A:11-2. Notice of dissent; demand for payment; endorsement of certificates

(1) Whenever a vote is to be taken, either at a meeting of shareholders or upon written consents in lieu of a meeting pursuant to section 14A:5-6, upon a proposed corporate action from which a shareholder may dissent under section 14A:11-1, any shareholder electing to dissent from such action shall file with the corporation before the taking of the vote of the shareholders on such corporate action, or within the time specified in paragraph 14A:5-6(2)(b) or 14A:5-6(2)(c), as the case may be, if no meeting of shareholders is to be held, a written notice of such dissent stating that he intends to demand payment for his shares if the action is taken.

(2) Within 10 days after the date on which such corporate action takes effect, the corporation, or, in the case of a merger or consolidation, the surviving or new corporation, shall give written notice of the effective date of such corporate action, by certified mail to each shareholder who filed written notice of dissent pursuant to subsection 14A:11-2(1), except any who voted for or consented in writing to the proposed action.

(3) Within 20 days after the mailing of such notice, any shareholder to whom the corporation was required to give such notice and who has filed a written notice of dissent pursuant to this section may make written demand on the corporation, or, in the case of a merger or consolidation, on the surviving or new corporation, for the payment of the fair value of his shares.

(4) Whenever a corporation is to be merged pursuant to section 14A:10-5.1 or subsection 14A:10-7(4) and shareholder approval is not required under subsections 14A:10-5.1(5) and 14A:10-5.1(6), a shareholder who has the right to dissent pursuant to section 14A: 11-1 may, not later than 20 days after a copy or summary of the plan of such merger and the statement required by subsection 14A:10-5.1(2) is mailed to such shareholder, make written demand on the corporation or on the surviving corporation, for the payment of the fair value of his shares.

(5) Whenever all the shares, or all the shares of a class or series, are to be acquired by another corporation pursuant to section 14A:10-9, a shareholder of the corporation whose shares are to be acquired may, not later than 20 days after the mailing of notice by the acquiring corporation pursuant to paragraph 14A:10-9(3)(b), make written demand on the acquiring corporation for the payment of the fair value of his shares.

                              Appendix D - Page 2

(6) Not later than 20 days after demanding payment for his shares pursuant to this section, the shareholder shall submit the certificate or certificates representing his shares to the corporation upon which such demand has been made for notation thereon that such demand has been made, whereupon such certificate or certificates shall be returned to him. If shares represented by a certificate on which notation has been made shall be transferred, each new certificate issued therefor shall bear similar notation, together with the name of the original dissenting holder of such shares, and a transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making a demand for payment of the fair value thereof.

(7) Every notice or other communication required to be given or made by a corporation to any shareholder pursuant to this Chapter shall inform such shareholder of all dates prior to which action must be taken by such shareholder in order to perfect his rights as a dissenting shareholder under this Chapter.

Amended 1973,c.366,s.61; 1988,c.94,s.65.

14A:11-3. "Dissenting shareholder" defined; date for determination of fair value

(1) A shareholder who has made demand for the payment of his shares in the manner prescribed by subsection 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) is hereafter in this Chapter referred to as a "dissenting shareholder."

(2) Upon making such demand, the dissenting shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights of a dissenting shareholder under this Chapter.

(3)      "Fair value" as used in this Chapter shall be determined

(a) As of the day prior to the day of the meeting of shareholders at which the proposed action was approved or as of the day prior to the day specified by the corporation for the tabulation of consents to such action if no meeting of shareholders was held; or

(b) In the case of a merger pursuant to section 14A:10-5.1 or subsection 14A:10-7(4) in which shareholder approval is not required, as of the day prior to the day on which the board of directors approved the plan of merger; or

(c) In the case of an acquisition of all the shares or all the shares of a class or series by another corporation pursuant to section 14A:10-9, as of the day prior to the day on which the board of directors of the acquiring corporation authorized the acquisition, or, if a shareholder vote was taken pursuant to section 14A:10-12, as of the day provided in paragraph 14A:11-3(3)(a).

In all cases, "fair value" shall exclude any appreciation or depreciation resulting from the proposed action.

Amended 1973,c.366,s.62; 1988,c.94,s.66.

14A:11-4. Termination of right of shareholder to be paid the fair value of his shares

(1) The right of a dissenting shareholder to be paid the fair value of his shares under this Chapter shall cease if

(a) he has failed to present his certificates for notation as provided by subsection 14A:11-2(6), unless a court having jurisdiction, for good and sufficient cause shown, shall otherwise direct;

                              Appendix D - Page 3

(b) his demand for payment is withdrawn with the written consent of the corporation;

(c) the fair value of the shares is not agreed upon as provided in this Chapter and no action for the determination of fair value by the Superior Court is commenced within the time provided in this Chapter;

(d) the Superior Court determines that the shareholder is not entitled to payment for his shares;

(e)      the proposed corporate action is abandoned or rescinded; or

(f) a court having jurisdiction permanently enjoins or sets aside the corporate action.

(2) In any case provided for in subsection 14A:11-4(1), the rights of the dissenting shareholder as a shareholder shall be reinstated as of the date of the making of a demand for payment pursuant to subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) without prejudice to any corporate action which has taken place during the interim period. In such event, he shall be entitled to any intervening preemptive rights and the right to payment of any intervening dividend or other distribution, or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the board, the fair value thereof in cash as of the time of such expiration or completion.

14A:11-5. Rights of dissenting shareholder

(1) A dissenting shareholder may not withdraw his demand for payment of the fair value of his shares without the written consent of the corporation.

(2) The enforcement by a dissenting shareholder of his right to receive payment for his shares shall exclude the enforcement by such dissenting shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in subsection 14A:11-4(2) and except that this subsection shall not exclude the right of such dissenting shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is ultra vires, unlawful or fraudulent as to such dissenting shareholder.

14A:11-6. Determination of fair value by agreement

(1) Not later than 10 days after the expiration of the period within which shareholders may make written demand to be paid the fair value of their shares, the corporation upon which such demand has been made pursuant to subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) shall mail to each dissenting shareholder the balance sheet and the surplus statement of the corporation whose shares he holds, as of the latest available date which shall not be earlier than 12 months prior to the making of such offer and a profit and loss statement or statements for not less than a 12-month period ended on the date of such balance sheet or, if the corporation was not in existence for such 12-month period, for the portion thereof during which it was in existence. The corporation may accompany such mailing with a written offer to pay each dissenting shareholder for his shares at a specified price deemed by such corporation to be the fair value thereof. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or, if divided into series, of the same series.

(2) If, not later than 30 days after the expiration of the 10-day period limited by subsection 14A:11-6(1), the fair value of the shares is agreed upon between any dissenting shareholder and the corporation, payment therefor shall be made upon surrender of the certificate or certificates representing such shares.

Amended by L.1973, c. 366, s. 63, eff. May 1, 1974.

                              Appendix D - Page 4

14A:11-7. Procedure on failure to agree upon fair value; commencement of action to determine fair value

(1) If the fair value of the shares is not agreed upon within the 30-day period limited by subsection 14A:11-6(2), the dissenting shareholder may serve upon the corporation upon which such demand has been made pursuant to subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) a written demand that it commence an action in the Superior Court for the determination of the fair value of the shares. Such demand shall be served not later than 30 days after the expiration of the 30-day period so limited and such action shall be commenced by the corporation not later than 30 days after receipt by the corporation of such demand, but nothing herein shall prevent the corporation from commencing such action at any earlier time.

(2) If a corporation fails to commence the action as provided in subsection 14A:11-7(1), a dissenting shareholder may do so in the name of the corporation, not later than 60 days after the expiration of the time limited by subsection 14A:11-7(1) in which the corporation may commence such an action.

14A:11-8. Action to determine fair value; jurisdiction of court; appointment of appraiser

In any action to determine the fair value of shares pursuant to this Chapter:

(a) The Superior Court shall have jurisdiction and may proceed in the action in a summary manner or otherwise;

(b) All dissenting shareholders, wherever residing, except those who have agreed with the corporation upon the price to be paid for their shares, shall be made parties thereto as an action against their shares quasi in rem;

(c) The court in its discretion may appoint an appraiser to receive evidence and report to the court on the question of fair value, who shall have such power and authority as shall be specified in the order of his appointment; and

(d) The court shall render judgment against the corporation and in favor of each shareholder who is a party to the action for the amount of the fair value of his shares.

14A:11-9. Judgment in action to determine fair value

(1) A judgment for the payment of the fair value of shares shall be payable upon surrender to the corporation of the certificate or certificates representing such shares.

(2) The judgment shall include an allowance for interest at such rate as the court finds to be equitable, from the date of the dissenting shareholder's demand for payment under subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) to the day of payment. If the court finds that the refusal of any dissenting shareholder to accept any offer of payment, made by the corporation under section 14A:11-6, was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

14A:11-10. Costs and expenses of action

         The costs and expenses of bringing an action pursuant to section 14A:11-8 shall be determined by the court and shall be apportioned and assessed as the court may find equitable upon the parties or any of them. Such expenses shall include reasonable compensation for and reasonable expenses of the appraiser, if any, but shall exclude the fees and expenses of counsel for and experts employed by any party; but if the court finds that the offer of payment

                              Appendix D - Page 5
made by the corporation under section 14A:11-6 was not made in good faith, or if no such offer was made, the court in its discretion may award to any dissenting shareholder who is a party to the action reasonable fees and expenses of his counsel and of any experts employed by the dissenting shareholder.

14A:11-11. Disposition of shares acquired by corporation

(1) The shares of a dissenting shareholder in a transaction described in subsection 14A: 11-1 (1) shall become reacquired by the corporation which issued them or by the surviving corporation, as the case may be, upon the payment of the fair value of shares.

(2)      (Deleted by amendment, P.L.1995, c.279.)

(3) In an acquisition of shares pursuant to section 14A:10-9 or section 14A:10-13, the shares of a dissenting shareholder shall become the property of the acquiring corporation upon the payment by the acquiring corporation of the fair value of such shares. Such payment may be made, with the consent of the acquiring corporation, by the corporation which issued the shares, in which case the shares so paid for shall become reacquired by the corporation which issued them and shall be cancelled.

Amended 1995,c.279,s.17.

                              Appendix D - Page 6